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                                                               [Execution Copy]

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                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                    SKYLINE MULTIMEDIA ENTERTAINMENT, INC.,

                   PROSPECT STREET NYC DISCOVERY FUND, L.P.,

                                      and

                          BANK OF NEW YORK, AS TRUSTEE

                       FOR THE EMPLOYEES RETIREMENT PLAN

                       OF THE BROOKLYN UNION GAS COMPANY


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          This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                               TABLE OF CONTENTS

                                                                         Page

RECITALS..................................................................  2

ARTICLE I
          DEMAND REGISTRATIONS............................................  2
          1.1      Requests for Registration..............................  2
          1.2      Number of Demand Registrations; Expenses...............  3
          1.3      Effected Registration Statement........................  3
          1.4      Priority on Demand Registrations.......................  3
          1.5      Form of Offering; Selection of Underwriters............  4
          1.6      Other Registration Rights..............................  4

ARTICLE II
          PIGGY-BACK REGISTRATIONS........................................  4
          2.1      Right to Piggy-back....................................  4
          2.2      Piggy-back Expenses....................................  5
          2.3      Priority on Company Registrations......................  5
          2.4      Priority on Stockholder Registrations..................  5

ARTICLE III
          OTHER REGISTRATIONS.............................................  6
          3.1      Other Registrations....................................  6

ARTICLE IV
          REGISTRATION PROCEDURES.........................................  6

ARTICLE V
          REGISTRATION EXPENSES........................................... 10
          5.1      Registration Expenses.................................. 10
          5.2      Sellers' Expenses...................................... 11

ARTICLE VI
          UNDERWRITTEN OFFERINGS.......................................... 11
          6.1      Demand Underwritten Offerings.......................... 11
          6.2      Incidental Underwritten Offerings...................... 11


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ARTICLE VII
          INDEMNIFICATION................................................. 12
          7.1      Indemnification by the Company......................... 12
          7.2      Indemnification by Holders............................. 13
          7.3      Conduct of Indemnification Proceedings................. 13
          7.4      Indemnity in Underwriting Agreement.................... 14
          7.5      Contribution........................................... 14
          7.6      Payment................................................ 15

ARTICLE VIII
          RULE 144........................................................ 15

ARTICLE IX
          PARTICIPATION IN UNDERWRITTEN REGISTRATIONS..................... 16

ARTICLE X
          DEFINITIONS..................................................... 16

ARTICLE XI
          MISCELLANEOUS................................................... 19
          11.1     No Inconsistent Agreements............................. 19
          11.2     Certain Actions Affecting Registrable Securities....... 19
          11.3     Deferral............................................... 19
          11.4     Remedies............................................... 20
          11.5     Amendments and Waivers................................. 20
          11.6     Successors and Assigns................................. 20
          11.7     Notices................................................ 20
          11.8     Headings............................................... 22
          11.9     Gender................................................. 22
          11.10    Invalid Provisions..................................... 22
          11.11    Governing Law.......................................... 22
          11.12    Counterparts........................................... 22


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                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 20, 1996, by and among SKYLINE MULTIMEDIA ENTERTAINMENT, INC., a New York corporation (the "Company"), PROSPECT STREET NYC DISCOVERY FUND, L.P., a Delaware limited partnership ("NYCDF") and BANK OF NEW YORK, AS TRUSTEE FOR THE EMPLOYEES RETIREMENT PLAN OF THE BROOKLYN UNION GAS COMPANY ("Bug").

                                    RECITALS

                  WHEREAS, in order to induce NYCDF to enter into that certain Stock Purchase Agreement between NYCDF and the Company dated June 30, 1995, the Company agreed to provide NYCDF with the registration rights set forth in the Registration Rights Agreement dated as of June 30, 1995 (the "Existing Registration Rights Agreement");

                  WHEREAS, in order to induce NYCDF and Bug to enter into that certain Senior Credit Agreement by and among the parties hereto, dated as of the date hereof (the "Credit Agreement"), the Company has agreed to amend and restate the Existing Registration Rights Agreement in order to provide NYCDF and Bug with the registration rights set forth in this Agreement; and

                  WHEREAS, capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in Article X;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I
                              DEMAND REGISTRATIONS

1.1 Requests for Registration. At any time and from time to time each of the Required NYCDF Investors and the Required Bug Investors, acting alone or jointly, may request in writing registration under the Securities Act of all or part of their Registrable Securities (i) on Form S-1 or any similar long-form Registration Statement ("Long-Form Registrations"), or (ii) on Form S-2 or S-3 or any similar short-form Registration Statement ("Short-Form Registrations") if the Company qualifies to use such short form. All registrations requested pursuant to this Section 1.1 are referred to herein as "Demand Registrations." Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities. Thereafter, the Company will use its best efforts to effect the registration under the

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Securities Act on the form requested by the Required NYCDF Investors or the
Required Bug Investors, as the case may be, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice, subject to the provisions of Section 1.4. The Required NYCDF Investors or the Required Bug Investors, as the case may be, after requesting a Demand Registration under this Article I may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing written notice to the Company.

                  1.2 Number of Demand Registrations; Expenses. Subject to
Section 1.3, the Company shall have no obligation to effect more than four Demand Registration Statements at the request of the Required NYCDF Investors, nor more than one Demand Registration Statement at the request of the Required Bug Investors . The Company will pay all Registration Expenses in connection with any Demand Registration, including any Demand Registration Statement that is not deemed to be effected pursuant to the provisions of Section 1.3 hereof.

                  1.3 Effected Registration Statement. A registration demanded pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, and, as a result thereof, the Registrable Securities covered thereby have not been sold,
(iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of a failure by or inability of the Company to satisfy any thereof, or the occurrence of an event outside the control of the holders of Registrable Securities, (iv) if holders of Registrable Securities are not able to register and sell at least 90% of the amount of Registrable Securities requested to be included in such registration, or (v) the Registration Statement does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement. If a registration requested pursuant to this Article I is deemed not to have been effected as provided in this Section 1.3, then the Company shall continue to be obligated to effect the number of Demand Registrations set forth in Section 1.2 without giving effect to such requested registration.

                  1.4 Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of a majority (by number of shares) of Registrable Securities on a Diluted Basis requested to be included in such Demand Registration. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable

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Securities and other securities requested to be included exceeds the number of
Registrable Securities and other securities which can be sold in such offering within a price range acceptable to the holders of a majority (by a number of shares) of Registrable Securities on a Diluted Basis requested to be included in such Demand Registration, the Company will include in such registration, to the exclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the holders of Registrable Securities on the basis of the amount of Registrable Securities on a Diluted Basis requested to be offered thereby.

                  1.5 Form of Offering; Selection of Underwriters. If the holders of a majority (by number of shares) of Registrable Securities requested to be included in such Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be (x) underwritten and/or (y) in the form of a "shelf" registration. The holders of a majority (by number of shares) of Registrable Securities requested to be included in such Demand Registration will have the right to select the underwriters and the managing underwriter to administer any underwritten Demand Registration.

                  1.6 Other Registration Rights. Except as provided in this Agreement, without the written consent of the Required Holders, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, other than piggyback registration rights entitling the holder thereof to participate in Company-initiated registrations, subject to the prior rights of holders of Registrable Securities.


                                   ARTICLE II
                            PIGGY-BACK REGISTRATIONS

                  2.1 Right to Piggy-back. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggy-back Registration"), the Company will give prompt written notice (in any event within three Business Days after its receipt of notice of any exercise of other demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice. Such requests for inclusion shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof.

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                  2.2 Piggy-back Expenses. The Registration Expenses of the
holders of Registrable Securities will be paid by the Company in all Piggy-back Registrations.


                  2.3 Priority on Company Registrations. If a Piggy-back Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Securities requested to be included in such registration, provided, that if the managing underwriters in good faith determine that a lower number of Registrable Securities should be included, then the Company shall be required to include in the underwriting only that lower number of Registrable Securities, and the holders of Registrable Securities who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities on a Diluted Basis, and (iii) third, if all Registrable Securities requested to be included in such registration are included in the registration, other securities requested to be included in such registration.

                  2.4 Priority on Stockholder Registrations. If a Piggy-back Registration is not a Demand Registration pursuant to Article I but is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, provided, that if the managing underwriters in good faith determine that a lower number of Registrable Securities should be included, then the Company shall be required to include in the underwriting only that lower number of Registrable Securities, and the holders of Registrable Securities who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities on a Diluted Basis, and (iii) if all Registrable Securities requested to be included in such registration are included in the registration, third, other securities requested to be included in such registration. Notwithstanding the foregoing, if Zalman Silber is among the holders requesting registration, his securities shall be included for the priority purposes of this Section 2.4 as covered by the reference to "other securities" in clause
(iii) of the preceding sentence.

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                                  ARTICLE III
                              OTHER REGISTRATIONS

                  3.1 Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to
Article I or II of this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until the earlier of (i) the date on which the Registrable Securities included therein have been sold, or (ii) 6 months from such effective date.


                                   ARTICLE IV
                            REGISTRATION PROCEDURES

                  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and pursuant thereto the Company will as expeditiously as possible (or, in the case of clause (q) below, will not):

                  (a) promptly prepare and file with the Commission a Registration Statement with respect to such Registrable Securities (such Registration Statement to include all information which the holders of the Registrable Securities to be registered thereby shall reasonably request) and use its best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided that at least ten days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Required Holders or if no holders of Registrable Securities are participating in such registration, holders of a majority (by number of shares) of the securities covered by such Registration Statement, copies of all such documents proposed to be filed, and the Company shall not file any thereof to which such counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, and (ii) notify each holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

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                  (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days (except that such 180 day period shall be extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities, and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause (f) below until the date when such seller shall have received a copy of the supplemented or amended Prospectus contemplated by clause (f) below), and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (c) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and, in each case including all exhibits) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any), of an opinion of counsel for the Company dated the effective date of such Registration Statement (and, if such Registration Statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

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                  (f) notify each seller of Registrable Securities, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and on any Securities Exchange or National Automated Quotation System requested by the holders of a majority (by number of shares) of such Registrable Securities on a Diluted Basis, provided that the Company then meets or is reasonably capable of meeting the eligibility requirements for such exchange or system and such exchange or system is reasonably satisfactory to the managing underwriters, and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

                  (i) enter into such customary arrangements and agreements and take all such other actions as the holders of a majority (by number of shares) on a Diluted Basis of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                  (j) in connection with an underwritten offering, participate, to the extent reasonably requested by the managing underwriters for the offering or the holders of the Registrable Securities being sold, in customary efforts to sell the securities in the offering, including, without limitation, participating in "road shows";

                  (k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection

                                       8

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with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act;

                  (l) subject to other provisions hereof, use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (m) use its best efforts to obtain a "comfort" letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements, addressed to each seller, and to the underwriters, if any, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any) may reasonably request;

                  (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (o) permit any holder of Registrable Securities, which holder, in the sole judgment, exercised in good faith, of such holder might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of any Registration Statement covering such holder's Registrable Securities and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

                  (p) promptly notify the holders of the Registrable Securities of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any such other order;

                  (q) at any time file or make any amendment to a Registration Statement, or any amendment of or supplement to a Prospectus (including amendments of the documents incorporated by reference into the Prospectus), of which each seller of Registrable Securities or the managing underwriters shall not have previously been advised and furnished a copy or to

                                       9

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which the sellers of Registrable Securities, the managing underwriters, or counsel for such sellers or for the underwriters shall reasonably object;

                  (r) make such representations and warranties (subject to appropriate disclosure schedule exceptions) to sellers of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type;


                  (s) during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                  (t) if any proposed registration statement refers to any seller by name or otherwise as the holder of any securities of the Company then (whether or not, in the sole judgment, exercised in good faith, of such seller, such seller is or might be deemed to be a controlling person of the Company),
(i) the Company shall be required at the request of such seller to insert therein language, in form and substance reasonably satisfactory to such seller, the Company and the managing underwriters, to the effect that the holding by such seller of such securities is not to be construed as a recommendation by such seller of the investment quality of the Company's securities covered thereby and that such holding does not imply that such seller will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such seller by name or otherwise is not required by the Securities Act, any similar Federal or state statute, or any rule or regulation of any other regulatory body having jurisdiction over the offering, then in force, the Company shall be required at the request of such seller to delete the reference to such seller.


                                   ARTICLE V
                             REGISTRATION EXPENSES

                  5.1 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees; fees and expenses of compliance with securities or blue sky laws (including the fees and expenses of counsel in connection with blue sky qualifications of the Registrable Securities); printing expenses; messenger and delivery expenses; fees and disbursements of counsel for the Company, one firm of counsel for the selling holders, and all independent public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company; the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit or quarterly review; the expense of any liability insurance; and the expenses and fees for listing the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed (all of such expenses being herein called the "Registration Expenses") will be paid for by the Company.

                  5.2 Sellers' Expenses. The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registered Securities, which expenses will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered by each seller.



                                   ARTICLE VI
                             UNDERWRITTEN OFFERINGS

                  6.1 Demand Underwritten Offerings. If requested by the underwriters for any underwritten offerings of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to a majority (by number of shares) of holders of Registrable Securities on a Diluted Basis being offered and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement. The holders of Registrable Securities to be distributed by such underwriters may be parties to such underwriting agreement and such holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                  6.2 Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Article II of this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Article II of this Agreement, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder, subject to the limitations set forth in Article II hereof, among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the

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representations and warranties by, and the other agreements on the part of, the
Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.


                                  ARTICLE VII
                                INDEMNIFICATION

                  7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of any Registrable Securities covered by any Registration Statement referred to herein, its general partners, limited partners, officers, directors, employees and agents, and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the general partners, limited partners, officers, directors, employees and agents of such controlling Person (collectively, the "Controlling Person"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and reasonable costs and expenses of investigating and defending any such claim and any action in respect thereof (collectively, the "Damages") to which such holder, its general partners, limited partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary Prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except insofar as the same are based upon information furnished in writing to the Company by a holder expressly for use therein, and shall reimburse each holder, its general partners, limited partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that holder, its general partners, limited partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary Prospectus if (i) such holder or other indemnitee failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale by such holder to the Person asserting the claim from which such Damages arise, and (ii) the final Prospectus would have corrected such untrue statement or such omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such general partners, limited partners, officers, directors, agents, or any Controlling Person and shall survive the transfer of such securities by such holder.


                  7.2 Indemnification by Holders. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such selling holder agrees, as to itself, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1), to the extent permitted by law, the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the general partners, limited partners, officers, directors, employees and agents of such controlling Person, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus, if such statement or alleged statement or omission or alleged omission was made about such holder in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, specifically stating that it is for use in the preparation of such Registration Statement or Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its directors, officers or controlling Persons and shall survive the transfer of such securities by such holder. With respect to each claim pursuant to this Section 7.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such holder.

                  7.3 Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or
Section 7.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7.1 or Section
7.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Required Holders, or

(ii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and such settlement, compromise or consent involves only the payment of money and such money is actually paid by the indemnifying party. Whether or not the defense of any claim or action is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

                  7.4 Indemnity in Underwriting Agreement. The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                  7.5 Contribution. If the indemnification provided for in Sections 7.1 and 7.2 of this Agreement are unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7.1 or Section 7.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such Registration Statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 7.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 7.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 7.5. Promptly after receipt by an indemnified party under this Section 7.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 7.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 7.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 7.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7.6 Payment. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                                  ARTICLE VIII
                                    RULE 144

                  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable

Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.


                                   ARTICLE IX
                  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.


                                   ARTICLE X
                                  DEFINITIONS

10.1 As used in this Agreement, the following defined terms shall have the meanings set forth below:

                  "Bug Investors" means Bug, and each of its direct and indirect transferees, so long as such Person shall be a holder of Registrable Securities.

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  "Commission" means the U.S. Securities and Exchange
Commission.

                  "Common Stock" means the Common Stock, par value $.001 per share of the Company, any securities into which such Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of such Common Stock, and all other securities of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution, liquidation or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

                  "Diluted Basis" means with respect to the calculation of the number of shares of Common Stock (i) all shares of Common Stock outstanding at the time of determination, (ii) all shares of Common Stock issuable upon conversion of the Preferred Stock, (iii) all shares of Common Stock issuable upon conversion of the Warrants and (iv) any securities issued or issuable with respect to the Common Stock referred to in clause (i), (ii) or (iii) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  "Governmental or Regulatory Authority" has the meaning ascribed to it in the Credit Agreement.

                  "NYCDF Investors" means NYCDF, and each of its direct and indirect transferees, so long as such Person shall be a holder of Registrable Securities.

                  "Permitted Transferees" shall have the meaning specified in the Stockholders Agreement.

                  "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "Preferred Stock" means the Series A Convertible Participating Preferred Stock, par value $.001 per share, of the Company.

                  "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that disclosed information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  "Registrable Securities" means (i) any Common Stock issued or issuable upon conversion of the Preferred Stock, (ii) any Common Stock issued or issuable upon exercise of any Warrant, and (iii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) or clause
(ii) above in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities unless such securities are held at such time by a holder of Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (y) been transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act or (z) been otherwise transferred and new certificates for them not bearing a restrictive Securities Act legend have been delivered by the Company and can be sold without complying with the registration requirements of the Securities Act.

                  "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "Required Bug Investors" means, as of the date of any determination thereof, (i) Bug, so long as it holds any Registrable Securities representing at such time at least twenty percent (20%) (by number of shares) of the Registrable Securities held by all CFD Investors on a Diluted Basis or
(ii) Bug Investors which hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities held by all Bug Investors on a Diluted Basis.

                  "Required Holders" means, as of the date of any determination thereof, holders of Registrable Securities representing at such time at least a majority (by number of shares) of all Registrable Securities on a Diluted Basis.

                  "Required NYCDF Investors" means, as of the date of any determination thereof, (i) CFD, so long as it holds any Registrable Securities representing at such time at least twenty percent (20%) (by number of shares) of the Registrable Securities held by all NYCDF Investors on a Diluted Basis or
(ii) NYCDF Investors which hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities held by all NYCDF Investors on a Diluted Basis.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  "Warrant" means any Stock Purchase Warrant issued by the Company pursuant to the Credit Agreement.

                  10.2 Unless otherwise stated, other defined terms used in this Agreement shall have the meanings set forth in the Stockholders Agreement.

                  10.3 The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Agreement"                                       --      Preamble
"Bug"                                             --      Preamble
"Company"                                         --      Preamble
"Controlling Persons"                             --      Section 7.1
"Credit Agreement"                                --      Preamble
"Damages"                                         --      Section 7.1
"Demand Registrations"                            --      Section 1.1
"Existing Registration Rights Agreement"          --      Preamble
"Long-Form Registrations"                         --      Section 1.1
"NYCDF"                                           --      Preamble
"Piggy-back Registration"                         --      Section 2.1
"Registration Expenses"                           --      Section 5.1
"Short-Form Registrations"                        --      Section 1.1



                                   ARTICLE XI
                                 MISCELLANEOUS

                  11.1 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

                  11.2 Certain Actions Affecting Registrable Securities. The Company will not take any action, or fail to take any action which it may properly take, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or which, to the extent within its control, would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  11.3 Deferral. Notwithstanding the provisions of Articles I and II, the Company's obligations to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for a period not to exceed 90 consecutive days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company's counsel, should not be disclosed.

                  11.4 Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                  11.5 Amendments and Waivers. Except as otherwise provided herein, no modification amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Required holders. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  11.6 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, except to the extent reserved to or by the transferor in connection with any such transfer.

                  11.7 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by pre-paid first class mail, return receipt requested or mailed by overnight courier to the parties at the following addresses or facsimile numbers:

                           (i)      If to NYCDF:

                                    Prospect Street NYC Discovery Fund, L.P.
                                    250 Park Avenue, 17th Floor
                                    New York, NY  10177
                                    Facsimile No.:  (212) 490-1566
                                    Attn:  Ronald D. Celmer
                                    with a copy to:

                                    Morgan, Lewis & Bockius
                                    101 Park Avenue
                                    New York, NY 10178
                                    Facsimile No.:  (212) 309-6273
                                    Attn:  Ira White, Esq.

                           (ii)     If to Bug, Inc.


                                    Bank of New York, as Trustee for the
                                    Employees Retirement Plan of the
                                    Brooklyn Union Gas Company
                                    c/o The Brooklyn Union Gas Company
                                    One MetroTech Center
                                    Brooklyn, NY  11201-3850
                                    Attn:  Thomas Riordan

                           (ii)     If to the Company, to:

                                    Skyline Multimedia Entertainment, Inc.
                                    Empire State Building
                                    350 Fifth Avenue
                                    Suite 612
                                    New York, NY  10118
                                    Facsimile No.:  (212)
                                    Attn:  Zalman D. Silber

                                    with a copy to:

                                    Rosenman & Colin
                                    575 Madison Avenue
                                    New York, New York 10022
                                    Facsimile No.:  (212) 940-8776
                                    Attn: Neil Belloff, Esq.

                  (iii) If to a holder of Registrable Securities, to the last address for such Person set forth in the records of the Company.

All such notices, requests and other communications will (w) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (x) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (y) if delivered by mail in the manner described above to the address as provided in this Section, upon the earlier of the third Business Day following mailing or upon receipt and (z) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  11.8 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.


                  11.9 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  11.10 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  11.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  11.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first written above.

                              SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                              By: __________________________
                                  Name:
                                  Title:


                              PROSPECT STREET NYC DISCOVERY FUND, L.P.

                              By:  Prospect Street Discovery Fund, Inc.,
                                    General Partner

                              By: __________________________
                                  Name:
                                  Title:


                              Bank of New York, as Trustee for the Employees Retirement Plan of the Brooklyn Union Gas Company

                              By: __________________________
                                  Name:
                                  Title: